EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KORU Medical Systems, Inc. (the “Company”) on Form 10-Q (the “Report”) for the quarter ended June 30, 2025 as filed with the Securities and Exchange Commission, I, Thomas Adams, Principal Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2025

/s/ Thomas Adams

Thomas Adams, Chief Financial Officer and Treasurer

(Principal Financial Officer)